Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statement File No. 33-99700.


ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
February 17, 1998